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[LOGO] JANUS

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     JANUS VENTURE FUND

     2001 ANNUAL REPORT

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ...............     1

          Statement of Assets and Liabilities .........     5

          Statement of Operations .....................     6

          Statement of Changes in Net Assets ..........     7

          Financial Highlights ........................     8

          Notes to Schedule of Investments ............     9

          Notes to Financial Statements ...............    10

          Explanation of Charts and Tables ............    14

          Report of Independent Accountants ...........    16

          Long-Term Capital Gain Designation ..........    17

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If you'd like to keep track of other Janus funds, all reports are available
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

Janus Venture Fund (closed to new investors)

[PHOTO]
Will Bales
portfolio manager

For the 12-month period ended October 31, 2001, Janus Venture Fund declined 40.67%, underperforming its benchmark, the Russell 2000(R) Index, which lost 12.70%. The NASDAQ Composite Index was down 49.84% for the same period.(1)

During this time, the U.S. economy stumbled along its wavering course. While economic growth was clearly slowing with retail sales reporting weak numbers during the summer and corporate spending continuing to dwindle, consumer confidence and, more importantly, spending, remained strong. That is, until September 11, when everything changed. Needless to say, the full effect of the terrorist attacks has yet to be realized.

Because of this heightened uncertainty, the Federal Reserve almost immediately increased liquidity to the financial markets. Additionally, the Fed cut short-term interest rates a half point just before the markets resumed trading on September 17 in hopes of calming investors' fears and swaying their sell-oriented mindsets. Instead, Wall Street responded with its largest one-week loss ever. As the period came to a close, however, signs of a positive change in investor sentiment developed, and all three major stock indices ended up in October.

Many small-capitalization names suffered significantly during the period due in part to their shorter-track records and the risk-adverse investment environment. Historically, small-cap stocks are most vulnerable during these times. When the economy turns around, however, those companies with sound business plans and top-notch management teams have the chance to outperform as they come back from their low valuation levels. With that in mind, we held on to some of our larger positions despite their negative performances.

Insight Enterprises is one stock we are convinced will rebound when the economy recovers. A supplier of computer products and peripherals, Insight declined as the overall PC market weakened. Sales dropped as a result, leading the company to report a 9% loss in third-quarter revenue compared with the same period last year. Nonetheless, management remains focused on its business strategy in preparation for an eventual PC market turnaround. Because of its attractive valuation, we believe Insight is a compelling investment with considerable upside potential.

Meanwhile, many investors took gains earned in the healthcare sector and reinvested them in technology stocks in anticipation of an economic recovery. While select tech names may provide more dramatic upside when the economy rebounds, we still believe in the long-term outlooks of our hospital investments, including LifePoint Hospitals and MedCath Corporation. Regardless of recent stock price declines, LifePoint, an operator of 21 general and acute-care hospitals, beat analysts' third-quarter earnings expectations. Furthermore, the company has seen an increase in admissions and stands to benefit from the industry's strong pricing environment. MedCath, which focuses on the diagnosis and treatment of cardiovascular diseases, has seen increased productivity of its heart hospital model and in fact predicts that it will become profitable in the first half of 2002.

Despite the considerable market volatility, School Specialty was able to post some impressive gains during the period. The nation's largest distributor of nontextbook educational supplies sells roughly 80,000 different products to 18,000 schools. Currently, management is focusing on increasing its market share as well as streamlining its distribution process to better accommodate the concentrated delivery schedule of June to September. Both initiatives should further support its bottom line.

In this challenging environment, I've been seeking out businesses that have sustainable business models and pricing leverage capabilities. For that reason I added Ball Corporation, which is one of a handful of players in a consolidating industry. Though the manufacturer of food and beverage packaging posted a decline in third-quarter earnings, the company's mature business is increasing its cash flow on a year-over-year basis. Furthermore, we've been pleased with how management uses that cash in order to strengthen its position for the long term.

It goes without saying that I'm not pleased with the Fund's recent performance. However, I'm very comfortable with how the Fund is currently positioned - in terms of its weightings and specific holdings - for today's market and tomorrow's. That said, I'm not reluctant to take profits if a company reaches my valuation, nor will I shy away from starting a new position opportunistically. As always, what remains a constant is the intensive research done before any investment decision is made.

Thank you for your continued investment in Janus Venture Fund.

(1) All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Venture Fund  October 31, 2001  1

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               97.5%               92.5%
  Foreign                                               3.8%                6.1%
    European                                            0.8%                2.3%
Top 10 Equities                                        26.8%               29.5%
Number of Stocks                                          90                 101
Cash, Cash Equivalents and
  Fixed-Income Securities                               2.5%                7.5%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Radio                                                   6.9%                3.8%
Medical - Hospitals                                     6.3%                  --
Electronic Components
  - Semiconductors                                      5.6%                3.3%
Medical - Biomedical
  and Genetic                                           4.2%                8.1%
Medical - Drugs                                         3.7%                2.3%

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Enzon, Inc.                                             4.2%                5.8%
Ball Corp.                                              3.2%                  --
Insight Enterprises, Inc.                               2.8%                2.8%
School Specialty, Inc.                                  2.8%                0.8%
Province Healthcare, Inc.                               2.4%                  --
Accredo Health, Inc.                                    2.4%                1.0%
First Health Group, Inc.                                2.3%                0.5%
LifePoint Hospitals, Inc.                               2.3%                  --
HCC Insurance Holdings, Inc.                            2.3%                  --
Apria Healthcare Group, Inc.                            2.1%                0.9%

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund and the Russell 2000 Index. Janus Venture Fund is represented by a shaded area of blue. The Russell 2000 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Venture Fund ($81,640) as compared to the Russell 2000 Index ($49,857).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Five Year      Ten Year      Since 4/30/85*
(40.67)%      6.52%          9.38%         13.57%

Janus Venture Fund - $81,640

Russell 2000 Index - $49,857

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Russell 2000(R) Index is defined as an index of 2000 small-cap companies located in the US. Managed by the Frank Russell Company. The National Association of Securities Dealers Automated Quotation (NASDAQ) System is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via this system. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 97.1%
Advertising Sales - 1.9%
       600,000  Lamar Advertising Co.* .......................  $     18,840,000

Advertising Services - 1.1%
       705,300  Getty Images, Inc.* ..........................        10,995,627

Airlines - 0.4%
       414,544  WestJet Airlines, Ltd.*,** ...................         4,311,090

Cable Television - 0.8%
       652,081  Cogeco Cable, Inc.** .........................  $      8,014,357

Casino Hotels - 0.5%
       561,847  Station Casinos, Inc.* .......................         4,612,764

Chemicals - Diversified - 0.7%
       182,840  Cambrex Corp. ................................         6,765,080

Chemicals - Specialty - 1.2%
       794,495  Symyx Technologies, Inc.* ....................        12,465,627

See Notes to Schedule of Investments.

2  Janus Venture Fund  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Commercial Banks - 1.8%
        99,695  Corus Bankshares, Inc. .......................  $      4,177,220
        47,000  First Citizens BancShares, Inc. ..............         4,418,000
       212,935  South Financial Group, Inc. ..................         3,396,313
       136,315  UMB Financial Corp. ..........................         5,727,956

                                                                      17,719,489

Commercial Services - 1.3%
       304,075  Iron Mountain, Inc.* .........................        11,874,129
        62,910  Plexus Corp.* ................................         1,572,750

                                                                      13,446,879

Computer Software - 0.4%
       309,865  HPL Technologies, Inc.* ......................         3,650,210

Computers - Voice Recognition - 1.5%
       865,255  Talx Corp.# ..................................        14,709,335

Consulting Services - 1.5%
       149,610  PDI, Inc.* ...................................         4,187,584
       355,405  Corporate Executive Board Co.* ...............        10,864,731

                                                                      15,052,315

Containers - Metal and Glass - 3.2%
       519,700  Ball Corp. ...................................        31,982,338

Data Processing and Management - 1.5%
       414,055  InterCept Group, Inc.* .......................        14,781,764

Decision Support Software - 0.6%
       226,910  NetIQ Corp.* .................................         6,387,517

Diagnostic Equipment - 0.4%
       162,855  Therasense, Inc.* ............................         4,201,659

E-Services/Consulting - 1.7%
       857,165  Stellent, Inc.* ..............................        17,571,883

Electric Products - 0.9%
     1,830,705  Pace Micro Technology PLC ....................         8,572,980

Electronic Components - Semiconductors - 5.6%
       678,885  Alpha Industries, Inc.* ......................        15,804,443
       276,970  Intersil Corp. - Class A* ....................         9,070,768
     1,008,670  Microtune, Inc.* .............................        19,285,770
       218,430  Semtech Corp.* ...............................         8,245,733
       180,905  Zoran Corp.* .................................         4,575,087

                                                                      56,981,801

Electronic Design Automation - 0.7%
       284,450  Numerical Technologies, Inc.* ................         7,020,226

Enterprise Software and Services - 0.9%
       538,885  Informatica Corp.* ...........................         4,995,464
       400,755  Micromuse, Inc.* .............................         3,706,984

                                                                       8,702,448

Environmental Consulting & Engineering - 0.8%
       316,875  Tetra Tech, Inc.* ............................         8,200,725

Financial Guarantee Insurance - 1.0%
       178,105  PMI Group, Inc. ..............................         9,875,922

Food - Wholesale/Distribution - 1.0%
       437,745  Fleming Companies, Inc. ......................        10,549,655

Health Care Cost Containment - 2.3%
       853,190  First Health Group Corp.* ....................  $     23,036,130

Hotels and Motels - 1.2%
       427,684  Fairmont Hotels & Resorts, Inc.*,** ..........         7,620,463
        44,415  Four Seasons Hotels, Inc.** ..................         1,698,430
       239,630  Orient-Express Hotel, Ltd.-A* ................         3,014,545

                                                                      12,333,438

Human Resources - 3.3%
       455,135  Administaff, Inc.* ...........................        10,235,986
       920,965  Exult, Inc.* .................................        12,893,510
       446,275  Resources Connection, Inc.* ..................         9,947,470

                                                                      33,076,966

Instruments - Controls - 1.4%
       306,880  Mettler-Toledo International, Inc.* ..........        14,088,861

Instruments - Scientific - 1.3%
       545,860  Dionex Corp.* ................................        13,100,640

Insurance Brokers - 1.6%
       276,350  Brown & Brown, Inc. ..........................        15,862,490

Internet Content-Information/News - 1.5%
       646,795  SkillSoft Corp.* .............................        14,843,945

Internet Infrastructure Software - 1.5%
       749,431  Retek, Inc.* .................................        15,228,438

Internet Security - 0.4%
       309,705  SonicWALL, Inc.* .............................         4,397,811

Medical - Biomedical and Genetic - 4.2%
       688,575  Enzon, Inc.* .................................        42,588,364

Medical - Drugs - 3.7%
        93,415  CIMA Labs, Inc.* .............................         5,049,081
       197,225  Cubist Pharmaceuticals, Inc.* ................         7,948,168
       238,240  OSI Pharmaceuticals, Inc.* ...................        10,882,803
       450,850  Priority Healthcare Corp.* ...................        13,025,057

                                                                      36,905,109

Medical - Hospitals - 6.3%
       737,330  LifePoint Hospitals, Inc.* ...................        22,989,949
       507,285  Medcath Corp.* ...............................        10,049,316
       907,845  Province Healthcare Co.* .....................        25,011,130
       294,620  United Surgical Partners International, Inc.*          5,303,160

                                                                      63,353,555

Medical - Outpatient and Home Medical Care - 2.5%
       901,270  Apria Healthcare Group, Inc.* ................        20,729,210
       221,510  Cross Country, Inc.* .........................         4,516,589

                                                                      25,245,799

Medical Information Systems - 0.9%
        23,080  Cerner Corp.* ................................         1,240,550
       597,715  Eclipsys Corp.* ..............................         7,465,460

                                                                       8,706,010

Medical Labs and Testing Services - 1.4%
       611,955  Unilab Corp.* ................................        14,491,094

Medical Products - 2.3%
       405,470  Cerus Corp.*,ss. .............................        18,623,237
       324,915  Wright Medical Group, Inc.* ..................         4,873,725

                                                                      23,496,962

See Notes to Schedule of Investments.

                                         Janus Venture Fund  October 31, 2001  3

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Multi-Line Insurance - 2.3%
       829,110  HCC Insurance Holdings, Inc. .................  $     22,792,234

Pharmacy Services - 2.4%
       707,870  Accredo Health, Inc.* ........................        24,152,524

Printing - Commercial - 1.9%
       623,872  Valassis Communications, Inc.* ...............        19,464,806

Radio - 6.9%
       692,765  Cox Radio, Inc. - Class A* ...................        15,033,001
       398,460  Entercom Communications Corp.* ...............        13,428,102
       781,800  Radio One, Inc.* .............................         9,107,970
     1,528,355  Radio One, Inc.--Class D* ....................        17,652,500
       617,150  Westwood One, Inc.* ..........................        14,681,998

                                                                      69,903,571

Reinsurance - 0.3%
       112,305  IPC Holdings, Ltd. ...........................         3,043,465

Resorts and Theme Parks - 0.8%
       725,585  Six Flags, Inc.* .............................         8,561,903

Retail - Apparel and Shoe - 0.1%
        81,830  Bebe Stores, Inc.* ...........................         1,364,924

Retail - Bedding - 0.6%
       356,560  Linens 'N Things, Inc.* ......................         6,489,392

Retail - Computer Equipment - 3.4%
       123,600  CDW Computer Centers, Inc.* ..................         5,691,780
     1,781,860  Insight Enterprises, Inc.* ...................        28,955,225

                                                                      34,647,005

Retail - Office Supplies - 2.8%
       920,775  School Specialty, Inc.*,# ....................        28,497,986

Savings/Loan/Thrifts - 0.9%
       231,690  Commercial Federal Corp. .....................         5,782,982
       230,070  Seacoast Financial Services Corp. ............         3,451,050

                                                                       9,234,032

Schools - 2.5%
       745,415  Career Education Co.*,# ......................        19,432,969
       160,450  Corinthian Colleges, Inc.* ...................         5,861,239

                                                                      25,294,208

Semiconductor Components/Integrated Circuits - 1.3%
       110,690  Marvell Technology Group, Ltd.* ..............         2,694,195
       598,729  TriQuint Semiconductor, Inc.* ................        10,585,529

                                                                      13,279,724

Therapeutics - 1.2%
       398,000  Abgenix, Inc.* ...............................        11,856,420

Transportation - Services - 0.5%
       434,845  UTI Worldwide, Inc. ..........................         5,461,653

Wireless Equipment - 2.0%
       610,700  Crown Castle International Corp.* ............         7,145,190
       493,060  Powerwave Technologies, Inc.* ................         7,543,818
       678,475  SBA Communications Corp.* ....................         5,563,495

                                                                      20,252,503
--------------------------------------------------------------------------------
Total Common Stock (cost $950,541,212) .......................       980,463,653
--------------------------------------------------------------------------------
Preferred Stock - 0.4%
Internet Infrastructure Software - 0.4%
       416,667  Plumtree Software, Inc. - Series E ss.
                  (cost $4,000,003) ..........................  $      4,000,003
--------------------------------------------------------------------------------
Repurchase Agreement - 1.7%
$   17,500,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $17,501,278
                  collateralized by $19,634,833
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $17,850,024
                  (cost $17,500,000) .........................        17,500,000
--------------------------------------------------------------------------------
U.S. Government Agency - 3.0%
    30,000,000  Federal Home Loan Bank System
                  2.25%, 12/12/01
                  (amortized cost $29,922,783) ...............        29,922,783
--------------------------------------------------------------------------------
Total Investments (total cost $1,001,963,998) - 102.2% .......     1,031,886,439
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.2%)     (22,608,124)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $  1,009,278,315
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             0.9%        $      8,752,206
Canada                                              2.1%              21,644,340
United Kingdom                                      0.8%               8,572,980
United States++                                    96.2%             992,916,913
--------------------------------------------------------------------------------
Total                                             100.0%        $  1,031,886,439

++Includes Short-Term Securities (91.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Canadian Dollar 11/16/01          9,500,000    $    5,986,137    $       189,110
--------------------------------------------------------------------------------
Total                                          $    5,986,137    $       189,110

See Notes to Schedule of Investments.

4  Janus Venture Fund  October 31, 2001

Statement of Assets and Liabilities

As of October 31, 2001
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  1,001,964

Investments at value                                                $  1,031,886
  Cash                                                                     1,577
  Receivables:
    Investments sold                                                       4,063
    Fund shares sold                                                         174
    Dividends                                                                 31
    Interest                                                                   1
  Other assets                                                                19
  Forward currency contracts                                                 189
--------------------------------------------------------------------------------
Total Assets                                                           1,037,940
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 27,200
    Fund shares repurchased                                                  544
    Advisory fees                                                            555
    Transfer agent fees and expenses                                         152
  Accrued expenses                                                           211
--------------------------------------------------------------------------------
Total Liabilities                                                         28,662
--------------------------------------------------------------------------------
Net Assets                                                          $  1,009,278
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                           27,286

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      36.99
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                         Janus Venture Fund  October 31, 2001  5

Statement of Operations

For the fiscal year ended
October 31, 2001
(all numbers in thousands)
--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $      4,399
  Dividends                                                                2,204
  Foreign tax withheld                                                       (5)
--------------------------------------------------------------------------------
Total Investment Income                                                    6,598
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            8,533
  Transfer agent fees and expenses                                         2,393
  Registration fees                                                          115
  Postage and mailing expenses                                               101
  Custodian fees                                                             118
  Printing expenses                                                          105
  Audit fees                                                                  32
  Trustees' fees and expenses                                                 11
  Other expenses                                                              26
--------------------------------------------------------------------------------
Total Expenses                                                            11,434
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (147)
--------------------------------------------------------------------------------
Net Expenses                                                              11,287
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             (4,689)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (255,175)
  Net realized gain/(loss) from foreign
    currency transactions                                                    519
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                   (493,334)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 (747,990)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $  (752,679)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Venture Fund  October 31, 2001

Statement of Changes in Net Assets

For the fiscal year ended October 31
(all numbers in thousands)                                                    2001             2000
---------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                        $    (4,689)     $    (8,698)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                        (254,656)          397,648
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                     (493,334)        (322,293)
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          (752,679)           66,657
---------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                        --               --
  Net realized gain from investment transactions*                        (119,709)        (298,953)
  Distributions (in excess of net realized gain from investments)*       (257,661)               --
---------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (377,370)        (298,953)
---------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                               72,253          343,816
  Reinvested dividends and distributions                                   354,857          284,957
  Shares repurchased                                                     (210,432)        (334,183)
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                    216,678          294,590
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    (913,371)           62,294
Net Assets:
  Beginning of period                                                    1,922,649        1,860,355
---------------------------------------------------------------------------------------------------
  End of period                                                       $  1,009,278     $  1,922,649
---------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                            $  1,236,824     $  1,024,837
  Accumulated net investment income/(loss)*                                      1               --
  Accumulated net realized gain/(loss) from investments*                 (257,660)          374,365
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                           30,113          523,447
---------------------------------------------------------------------------------------------------
                                                                      $  1,009,278     $  1,922,649
---------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                                1,505            2,990
  Reinvested distributions                                                   6,959            2,607
---------------------------------------------------------------------------------------------------
Total                                                                        8,464            5,597
---------------------------------------------------------------------------------------------------
  Shares repurchased                                                       (4,515)          (2,996)
Net Increase/(Decrease) in Fund Shares                                       3,949            2,601
Shares Outstanding, Beginning of Period                                     23,337           20,736
---------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                           27,286           23,337
---------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                             $    871,695     $  1,973,365
  Proceeds from sales of securities                                        924,919        2,117,484
  Purchases of long-term U.S. government obligations                            --               --
  Proceeds from sales of long-term U.S. government obligations                  --               --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                         Janus Venture Fund  October 31, 2001  7

Financial Highlights

For a share outstanding during the
fiscal year ended October 31                                2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    82.39      $    89.71      $    49.81      $    58.84      $    57.16
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income/(loss)                                  --              --              --           (.09)             .16
  Net gain/(loss) on securities
   (both realized and unrealized)                        (29.02)            6.94           44.31             .43            6.80
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (29.02)            6.94           44.31             .34            6.96
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     --              --              --              --              --
  Dividends (in excess of net investment income)*             --              --              --           (.07)              --
  Distributions (from capital gains)*                     (5.20)         (14.26)          (4.41)          (9.30)          (5.28)
  Distributions (in excess of capital gains)*            (11.18)              --              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (16.38)         (14.26)          (4.41)          (9.37)          (5.28)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    36.99      $    82.39      $    89.71      $    49.81      $    58.84
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (40.67)%           3.79%          94.42%           1.07%          13.38%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $1,009,278      $1,922,649      $1,860,355      $1,035,868      $1,252,341
Average Net Assets for the Period (in thousands)      $1,312,759      $2,504,381      $1,350,642      $1,174,220      $1,379,145
Ratio of Gross Expenses to Average Net Assets(1)           0.87%           0.87%           0.93%           0.94%           0.94%
Ratio of Net Expenses to Average Net Assets(1)             0.86%           0.86%           0.92%           0.93%           0.92%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets                                   (0.36)%         (0.35)%         (0.55)%         (0.29)%           0.11%
Portfolio Turnover Rate                                      70%             87%            104%             90%            146%

(1) See "Explanation of the Charts and Tables."
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Venture Fund  October 31, 2001

Notes to Schedule of Investments


 *   Non-income-producing security

** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.

ss. Restricted/Illiquid Securities are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees.

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                              Value as
                                     Acquisition  Acquisition       Fair        % of
                                         Date         Cost         Value     Net Assets
---------------------------------------------------------------------------------------
Cerus Corp.*                           8/30/00  $ 25,000,000   $18,623,237     1.84%
Plumtree Software, Inc. - Series E     5/19/00     4,000,003     4,000,003     0.40%
                                                               ------------------------
                                                               $22,623,240     2.24%
---------------------------------------------------------------------------------------

The Fund has registration rights for certain restricted securities held at October 31, 2001. The issuer incurs all registration costs.

* Shelf registration has occured as of October 31, 2001.

# The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended October 31, 2001:

                                      Purchases                       Sales                Realized       Dividend      Market Value
                                Shares          Cost          Shares          Cost        Gain/(Loss)       Income      at 10/31/01
------------------------------------------------------------------------------------------------------------------------------------
Career Education Co.(1)          48,955     $  1,174,665        136,500   $  2,007,377   $   4,819,996             --   $ 19,432,969
Globix Corp.                         --               --      2,900,000     17,483,984    (12,359,762)             --             --
School Specialty, Inc.               --               --         38,045        807,262          29,576             --     28,497,986
Talx Corp.(2)                   865,255       23,285,145             --             --              --   $     20,297     14,709,335
------------------------------------------------------------------------------------------------------------------------------------
                                            $ 24,459,810                  $ 20,298,623   $ (7,510,190)   $     20,297   $ 62,640,290
------------------------------------------------------------------------------------------------------------------------------------

(1)  Career Education Co. acquired Edutreck International, Inc., effective
     1/3/01.
(2)  Adjusted for 3-for-2 stock split 1/22/01.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                         Janus Venture Fund  October 31, 2001  9

Notes to Financial Statements

The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Venture Fund ("Fund") invests primarily in equity securities. The Fund is diversified as defined in the 1940 Act.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

10  Janus Venture Fund  October 31, 2001

The Fund may enter into "futures contracts" and "options" on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has adopted this new standard and has determined that the impact on the Financial Statements is insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has adopted this new Guide and has determined that the impact on the Financial Statements is insignificant.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

                                        Janus Venture Fund  October 31, 2001  11

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the fiscal year ended October 31, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

A special meeting of shareholders of Janus Investment Fund will be held on January 31, 2002 to consider and approve a new investment advisory agreement for the Fund. The new advisory agreement is the same in all material respects as the current advisory agreement. Contingent upon receipt of shareholder approval, the new advisory agreement will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus Capital's board of directors, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, the new advisory agreement will continue in effect from year to year so long as such continuance is approved at least annually by a majority of the Fund's independent Trustees.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund for transfer agent services plus reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

Officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2001, are noted below. Effective June 1, 2001, State Street Bank and Trust Company acquired the fund accounting system from DST.

DST Securities, Inc.                  Fund
    Commissions                     Expense
       Paid*                       Reduction*                      DST Fees
--------------------------------------------------------------------------------
        --                             --                          $296,656
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

12  Janus Venture Fund  October 31, 2001

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. A fund is required to make distributions of any income and gains realized in the prior fiscal year. If a fund has a net investment loss or realized losses in the current year, such distributions may be in excess of the fund's cumulative income and/or gains. However, a distribution in excess of net investment income or a distribution in excess of net realized gain is not a return of capital for tax purposes. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers. Permanent items identified in the period ended October 31, 2001, have been reclassified among the components of net assets as follows:

            Undistributed         Undistributed
            Net Investment         Net Realized          Paid-In
                Income           Gains and Losses        Capital
--------------------------------------------------------------------------------
             $4,690,053                $541            $(4,690,594)
--------------------------------------------------------------------------------

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

As of October 31, 2001, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire October 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2001, are also noted below:

Net Capital Loss     Federal Tax       Unrealized        Unrealized           Net
   Carryovers            Cost         Appreciation     (Depreciation)     Appreciation
---------------------------------------------------------------------------------------
$(255,853,338)     $1,003,582,180     $198,933,358     $(170,629,099)      $28,304,259
---------------------------------------------------------------------------------------

                                        Janus Venture Fund  October 31, 2001  13

Explanations of Charts and Tables (unaudited)


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the year ended October 31, 2001. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

14  Janus Venture Fund  October 31, 2001

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                        Janus Venture Fund  October 31, 2001  15

Report of Independent Accountants


To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Venture Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 6, 2001

16  Janus Venture Fund  October 31, 2001

Long-Term Capital Gain Designation (unaudited)


For federal income tax purposes, Janus Venture Fund designated a capital gain dividend in the amount of $377,369,886, for the year ended October, 31, 2001.

                                        Janus Venture Fund  October 31, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. This material must be preceded or accompanied by a prospectus.
                                                                      VE45-12/01